UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 7, 2011
(Date of earliest event reported: June 7, 2011)
Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Given current market conditions, as part of the Company's strategy to continue to improve its capital structure, on June 7, 2011, Revlon, Inc.'s wholly owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC"), held a teleconference meeting with a group of potential lenders to discuss a possible refinancing of its existing 2010 bank revolving credit facility.

The principal indicative terms and conditions of the possible refinancing that RCPC is discussing with the potential lenders include those set forth on the summary term sheet attached to this Form 8-K as Exhibit 99.1, which term sheet is incorporated by reference into this Item 8.01.

The refinancing, if consummated, would, among other things, reduce the 2010 revolving credit facility's interest rate and extend the maturity of such facility to June 2016.  Among other things, the proposed refinancing would include replacing RCPC's 2010 $140 million bank revolving credit facility with a new $140 million, 5-year bank revolving credit facility.

The proposed refinancing of RCPC's 2010 revolving credit facility is expected to close and fund in mid- to late-June 2011.  There can be no assurances that such refinancing will be consummated. Consummation of such refinancing is subject to market and other customary conditions, including, among other things, the execution of definitive documentation and perfection of security interests in collateral.  RCPC was in compliance with all applicable covenants under its existing 2010 bank revolving credit facility agreement as of March 31, 2011 and the date of this filing.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding the proposed refinancing of RCPC's 2010 revolving credit facility, and the terms, conditions, timing and costs of any such refinancing.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2010 Annual Report on Form 10-K filed with the SEC in February 2011, our Q1 2011 Form 10-Q filed with the SEC in April 2011 and our other Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2011 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unanticipated costs or RCPC's inability to consummate the proposed refinancing of RCPC's 2010 revolving credit facility, in whole or in part, or unexpected changes in the terms, conditions, timing and/or costs of such refinancing. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	SUMMARY INDICATIVE TERMS – NEW ABL FACILITY

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Senior Vice President and General Counsel

Date: June 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	SUMMARY INDICATIVE TERMS – NEW ABL FACILITY